Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

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YLDS gives you a regulated, fixed-price asset that accrues daily interest (paid out monthly).

Democratized Prime gives you onchain access to institutional-grade loan pools, the first of its kind available to everyday users.

Together, they unlock something new!

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Hold YLDS to earn the baseline yield backed by short-term Treasuries.

Or deploy YLDS into DP’s fully collateralized HELOC lending pools, where lenders set the floor and competitive auctions determine your rate.

That’s how you can potentially earn higher, market-driven yields, powered by real borrower demand.

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This is TradFi → DeFi in action:

●	A regulated, interest-accruing asset

●	Combined with institutional-grade credit products

●	Already live and open for anyone to participate

One asset. Two ways to earn.

Welcome to the next chapter of onchain credit.

Explore more: https://www.figuremarkets.com/c/democratized-prime/

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$YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), which is the issuer of the certificates. The registration of $YLDS and FCC with the SEC does not imply approval of either by the SEC. More information about FCC and $YLDS can be found on FCC’s website, available here: https://www.figuremarkets.com/c/ylds

You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest. Figure Certificate Company Prospectus available here: https://www.figuremarkets.com/c/ylds

Design Idea

Left side:

YLDS

“Stable daily interest”

Right side:

Democratized Prime

“Custom market rates”

Centered header:

Two ways to earn with the same asset